Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model (Details) - USD ($)	Dec. 31, 2015	Jun. 30, 2015
Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model
Estimated Dividends	$ 0	$ 0
Expected Volatility Minimum	223.00%	223.00%
Expected Volatility Maximum		355.00%
Risk Free Interest Rate Minimum	0.12%	0.90%
Risk Free Interest Rate Maximum		0.27%
Expected Term in years Minimum	0.01	0.01
Expected Term in years Maximum	1	1